[EXECUTION COPY]






                              LOAN AGREEMENT


                        dated as of April 29, 1996


                                   among


                  FIRST SECURITY TRUST COMPANY OF NEVADA,
                 not in its individual capacity but solely
                   as Trustee under the Trust Agreement
                for the Lenders named therein, as Borrower,


                     BA LEASING & CAPITAL CORPORATION,
                                 as Agent


                             BANK OF SCOTLAND,
                     FIRST INTERSTATE BANK OF NEVADA,
                                    and
                             SOCIETE GENERALE,
                               as Co-Agents

                   CREDIT LYONNAIS, LOS ANGELES BRANCH
                             as Lead Manager


                                    and


                     THE PERSONS NAMED ON SCHEDULE I,
                                as Lenders


                 TABLE OF CONTENTS

 Section                                                     Page

                            ARTICLE I

                           DEFINITIONS

 1.1.    Defined Terms . . . . . . . . . . . . . . . . . . . .  1

                            ARTICLE II

                 AMOUNT AND TERMS OF COMMITMENTS;
                REPAYMENT AND PREPAYMENT OF LOANS

 2.1.    Commitment; Term. . . . . . . . . . . . . . . . . . .  2
 2.2.    Notes . . . . . . . . . . . . . . . . . . . . . . . .  2
 2.3.    Procedure for Borrowing . . . . . . . . . . . . . . .  2
 2.4.    Prepayments; Lease Termination Payments
           and Premium . . . . . . . . . . . . . . . . . . . .  3
 2.5.    Interest Rates. . . . . . . . . . . . . . . . . . . .  3
 2.6.    Determination of Interest Rate. . . . . . . . . . . .  4
 2.7.    Pro Rata Treatment among Loans. . . . . . . . . . . .  4
 2.8.    Payment from Trust Estate Only. . . . . . . . . . . .  5
 2.9.    Taxes . . . . . . . . . . . . . . . . . . . . . . . .  5
 2.10.   Illegality. . . . . . . . . . . . . . . . . . . . . .  6
 2.11.   Increased Costs and Reduction of Return . . . . . . .  7
 2.12.   Funding Losses. . . . . . . . . . . . . . . . . . . .  7
 2.13.   Inability to Determine Rates. . . . . . . . . . . . .  8
 2.14.   Survival. . . . . . . . . . . . . . . . . . . . . . .  8

                           ARTICLE III

         RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME
                      FROM THE TRUST ESTATE

 3.1.    Rent Distribution . . . . . . . . . . . . . . . . . .  9
 3.2.    Distribution of Mandatory Prepayments . . . . . . . .  9
 3.3.    Distribution of Payments After Loan
           Event of Default. . . . . . . . . . . . . . . . . . 10
 3.4.    Other Payments. . . . . . . . . . . . . . . . . . . . 11
 3.5.    Distribution of Excluded Amounts. . . . . . . . . . . 12
 3.6.    Guaranty Payments . . . . . . . . . . . . . . . . . . 12

                            ARTICLE IV

                       CONDITIONS PRECEDENT


                            ARTICLE V

              AFFIRMATIVE COVENANTS OF THE BORROWER

 5.1.    Performance by the Borrower . . . . . . . . . . . . . 12
 5.2.    Waiver by the Borrower. . . . . . . . . . . . . . . . 12

                            ARTICLE VI

                 LOAN EVENTS OF DEFAULT; REMEDIES

 6.1.    Loan Events of Default. . . . . . . . . . . . . . . . 13
 6.2.    Remedies. . . . . . . . . . . . . . . . . . . . . . . 14

                           ARTICLE VII

                              AGENT

 7.1.    Appointment and Authorization . . . . . . . . . . . . 16
 7.2.    Delegation of Duties. . . . . . . . . . . . . . . . . 16
 7.3.    Liability of Agent. . . . . . . . . . . . . . . . . . 16
 7.4.    Reliance by Agent . . . . . . . . . . . . . . . . . . 17
 7.5.    Notice of Default . . . . . . . . . . . . . . . . . . 18
 7.6.    Credit Decision . . . . . . . . . . . . . . . . . . . 18
 7.7.    Indemnification of Agent. . . . . . . . . . . . . . . 19
 7.8.    Agent in Individual Capacity. . . . . . . . . . . . . 19
 7.9.    Successor Agent . . . . . . . . . . . . . . . . . . . 20
 7.10.   Withholding Tax . . . . . . . . . . . . . . . . . . . 20
 7.11.   Concerning the Trust Estate.. . . . . . . . . . . . . 22
 7.12.   Distribution and Receipt of Payments by
           Trust Company . . . . . . . . . . . . . . . . . . . 23
 7.13.   Lead Manager. . . . . . . . . . . . . . . . . . . . . 23

                           ARTICLE VIII

                          MISCELLANEOUS

 8.1.    Amendments and Waivers. . . . . . . . . . . . . . . . 24
 8.2.    Notices . . . . . . . . . . . . . . . . . . . . . . . 24
 8.3.    Successors and Assigns; Transfers and
           Participations. . . . . . . . . . . . . . . . . . . 24
 8.4.    Counterparts. . . . . . . . . . . . . . . . . . . . . 24
 8.5.    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . 25
 8.6.    Survival and Termination of Agreement . . . . . . . . 25
 8.7.    Entire Agreement. . . . . . . . . . . . . . . . . . . 25
 8.8.    Severability. . . . . . . . . . . . . . . . . . . . . 25


SCHEDULE I   -  Lenders

EXHIBIT A    -  Form of Note


                              LOAN AGREEMENT


     THIS LOAN AGREEMENT (as amended and supplemented from time to time, this "Loan Agreement"), dated as of April 29, 1996, is entered into by and among FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada trust company, not in its individual capacity, except as specifically provided herein, but solely as Trustee under the Trust Agreement of even date herewith (the "Borrower"); BA LEASING & CAPITAL CORPORATION, a California corporation, as Agent; BANK OF SCOTLAND, a Scottish banking corporation, FIRST INTERSTATE BANK OF NEVADA, a Nevada banking corporation, and SOCIETE GENERALE, a French banking corporation (collectively, the "Co-Agents"), CREDIT LYONNAIS, LOS ANGELES BRANCH, a French banking corporation (the "Lead Manager") and the Persons named on Schedule I hereto, as Lenders.

                           W I T N E S S E T H:

     WHEREAS, the Borrower desires to pay costs associated with the acquisition of Equipment and to pay certain costs related thereto, all as more particularly described in the Participation Agreement of even date herewith and in each of the other Operative Documents; and

     WHEREAS, the Borrower desires to borrow from the Lenders a portion of the costs associated with the acquisition of the Equipment;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I

                                DEFINITIONS

     SECTION 1.1. Defined Terms. The capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement dated as of the date hereof among Stratosphere Gaming Corp., as Lessee; Stratosphere Corporation, as Guarantor; the Borrower; the Agent; the Co-Agents and the Lenders identified therein (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement") for all purposes hereof.


                                ARTICLE II

                     AMOUNT AND TERMS OF COMMITMENTS;
                     REPAYMENT AND PREPAYMENT OF LOANS

     SECTION 2.1. Commitment; Term. Subject to the terms and conditions hereof and of the Participation Agreement, each Lender severally agrees to make a term loan to the Borrower ("Loans") for the purpose of enabling the Trustee to pay for Equipment Costs, in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment.

     SECTION 2.2.  Notes.

     (a) The Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A (a "Note"), with appropriate insertions as to payee and principal amount, duly executed by the Borrower and payable to the order of such Lender and in a maximum principal amount equal to such Lender's Commitment. Each Note shall be dated the Closing Date and delivered to the related Lender in accordance with Section 2.3 of the Participation Agreement. Each Note shall (i) be stated to mature on the Final Maturity Date and (ii) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 2.6.

     (b) Upon the consummation of the Advance, each Lender shall, and is hereby authorized by the Borrower and the Lessee to, record in its records the amount of the Loan advanced by such Lender on such Advance Date, the date and amount of each continuation or conversion of such Loan, the length of each Interest Period with respect thereto and the date and amount of each payment of principal and/or interest relating thereto; provided, that the failure to make any such recordation shall not affect the obligation of the Trustee under the Notes or the corresponding obligation of the Lessee to pay Rent. In all events, prior to any transfer of its Note, a Lender shall indicate in writing to its transferee the date, amount and maturity of each Loan made by it which is still outstanding and the amounts of accrued but unpaid interest thereon.

     SECTION 2.3.  Procedure for Borrowing.

     (a) Subject to the terms and conditions of the Participation Agreement and this Loan Agreement, the Borrower shall borrow under the Commitments on the Advance Date upon receipt by the Agent from the Lessee of the Advance Request in accordance with Section 2.4(a) of the Participation Agreement.

     (b) The Advance Request shall be delivered to the Trustee, Agent and the Lenders in accordance with Section 2.4 of the Participation Agreement. Each Lender will fund its pro rata share of the Advance in accordance with Section
2.2 of the Participation Agreement.

     SECTION 2.4.  Prepayments; Lease Termination Payments and Premium.

     (a) Borrower shall repay in full the unpaid principal amount of each Loan (including any Additional Costs) upon the Final Maturity Date.

     (b) On each Scheduled Principal Payment Date, the Borrower shall make a mandatory repayment of a portion of the outstanding principal amount of each
Note in an amount determined pursuant to Section 2.12 of the Participation Agreement.

     (c) No other principal amortization of the Loans will be required prior to the Final Maturity Date thereof, except that upon the occurrence of (i) a Casualty that results in a purchase by Lessee of the Equipment suffering the Casualty, (ii) Lessee exercising the early termination option to purchase all of the Equipment pursuant to Sections 5.1 of the Lease or (iii) a Lease Event of Default that results in Lessor exercising its right to have Lessee purchase all of the Equipment, Borrower shall prepay the aggregate outstanding principal amount of the Loans or in the event of a Casualty, an amount equal to the Casualty Item Amount, together with interest accrued to the date of such prepayment on the principal amount so prepaid, plus, Additional Costs, if any.

     (d) In the event that Lessee elects to exercise the early termination option to purchase all of the Equipment pursuant to Sections 5.1 of the Lease prior to the first anniversary of the Lease Commencement Date, Lessee shall pay to the Agent for the account of the Lenders a premium (the "Premium") in an amount equal to one percent of the amount of such prepayment.

     SECTION 2.5. Interest Rates. The Loans shall accrue interest at the applicable Interest Rate from time to time in effect. The Interest Period for which a LIBO Rate applies shall be three months unless the duration is shortened as required by the definition of "Interest Period". Interest accrued on each Loan shall be payable in arrears on each Payment Date.

     If all or a portion of the principal amount of or interest on the Notes shall not be paid when due (whether at the Final Maturity Date thereof, by acceleration or otherwise), such overdue amount shall, without limiting the rights of any Lender under Section 6.2, bear interest at the Overdue Rate, in each case from the date first due until paid in full (as well after as before judgment) payable on demand.

     SECTION 2.6.  Determination of Interest Rate.

     (a) During such time as a LIBO Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 360 day year and the actual days elapsed. During such time as the Alternate Base Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 365 (or 366, as applicable) day year and the actual number of days elapsed. Agent shall, as soon as practicable, but in no event later than 12:00 noon, Las Vegas, Nevada time, one Business Day prior to the first day of each Interest Period, notify the Borrower, who shall notify the Lessee and the Lenders of the LIBO Rate. Any change in the Interest Rate on the Loans resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such Alternate Base Rate changes as provided herein.

     (b) Except as provided in Section 2.10 or Section 2.13, all Loans shall be LIBO Rate Loans. LIBO Rate Loans shall be made by each Lender at its LIBOR Office. At the end of each Interest Period, all LIBO Rate Loans shall automatically be continued.

     SECTION 2.7. Pro Rata Treatment among Loans. Except as otherwise expressly set forth in Article III, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata among the Loans. The Agent shall apply any prepayments in reduction of Loans so that the Borrower's funding losses under Section 2.12 are minimized. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes shall be made without set-off or counterclaim and shall be made to the Agent, for the account of the Lenders, at the Agent's office referred to in Schedule III of the Participation Agreement, in lawful money of the United States of America and in immediately available funds. The Agent shall distribute such payments to each Lender at its LIBOR Office, promptly upon receipt in like funds as received.

     SECTION 2.8. Payment from Trust Estate Only. All payments to be made by the Borrower in respect of the Loans and this Loan Agreement shall be made only from the income and the proceeds from the Trust Estate and only to the extent that the Borrower shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article III. Each Lender agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to such Lender as herein provided and that none of the Borrower or the Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note except as specifically provided for in the Trust Agreement or the Participation Agreement.

     SECTION 2.9.  Taxes.

     (a) Any and all payments by the Borrower to each Lender or the Agent under this Loan Agreement and any other Operative Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

     (b) Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

     (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

          (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

          (ii)  the Borrower shall make such deductions and withholdings;

          (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with Applicable Law; and

          (iv) the Borrower shall also pay to the Agent for the account of each Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

     (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

     (e) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

     SECTION 2.10.  Illegality.

     (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make LIBO Rate Loans, then, on notice thereof by the Lender to the Borrower through the Agent, any obligation of that Lender to make LIBO Rate Loans shall be suspended until the Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

     (b) If a Lender determines that it is unlawful to maintain any LIBO Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBO Rate Loans of that Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBO Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBO Rate Loans. If the Borrower is required to so prepay any LIBO Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, an Alternate Base Rate Loan.

     SECTION 2.11.  Increased Costs and Reduction of Return.

     (a) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost of such Lender of agreeing to make or making, funding or maintaining any LIBO Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

     (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
(iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, Loans, credits or obligations under this Loan Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

     SECTION 2.12. Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

     (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBO Rate Loan;

     (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) the Advance Request;

     (c)  the failure of the Borrower to make any prepayment;

     (d) the prepayment or other payment (including after acceleration thereof) of a LIBO Rate Loan on a day that is not the last day of the relevant Interest Period; or

     (e) the automatic conversion of any LIBO Rate Loan to an Alternate Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising by reason of the liquidation or reemployment of deposits or other funds obtained by it to make, continue or maintain its LIBO Rate Loans or from fees payable to terminate the deposits from which such funds were obtained; provided, however, that such Lender shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     SECTION 2.13. Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan, or that the LIBO Rate applicable for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke the Advance Request submitted by it. If the Borrower does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Alternate Base Rate Loans instead of LIBO Rate Loans.

     SECTION 2.14. Survival. The agreements and obligations of the Borrower in this Article II shall survive the payment of all other obligations.


                                ARTICLE III

              RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME
                           FROM THE TRUST ESTATE

     SECTION 3.1. Rent Distribution. Except as otherwise provided in Section 3.3 hereof, each payment of Rent as well as any payment of interest on overdue installments of Rent under the Lease, and any other monies paid over by the Lessee or the Borrower to the Agent for such purpose, shall be distributed as promptly as possible (it being understood that any payments of Rent received by or on behalf of the Agent under the Lease on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

          first, an amount equal to the aggregate amount of the payment of interest as well as any interest on (to the extent permitted by Applicable
     Laws) overdue interest then due and payable on the Notes shall be distributed and paid to the Lenders; and

          second, an amount equal to the aggregate amount of the payment of principal on the Notes then due and payable shall be distributed and paid to the Lenders.

     SECTION 3.2.  Distribution of Mandatory Prepayments.

     (a) Except as otherwise provided in Section 3.2(b) and Section 3.3, the amount of any prepayment received pursuant to Section 2.4 (other than any Premium paid pursuant to Section 2.4(d)) shall in each case be distributed and paid in the following order of priority:

          first, an amount equal to the aggregate amount of accrued interest (as well as any interest on (to the extent permitted by Applicable Loans) overdue interest) then due and payable on the Notes, plus Additional Costs, if any, shall be distributed and paid to the Lenders; and

          second, an amount equal to the aggregate amount of the payment of principal on the Notes then due and payable shall be distributed and paid to the Lenders.

     (b) Any Casualty Recovery or Non-Casualty Recovery that is not required to be paid to the Lessee pursuant to the Lease, solely because a Lease Default or Lease Event of Default exists shall be held by the Trustee as security for the obligations of the Lessee under the Lease and the other Operative Documents and invested in Cash Equivalents and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such portion shall be paid to the Lessee, unless the Agent (as assignee of the Borrower) shall have theretofore declared the Lease to be terminated pursuant to Section 10.2 thereof, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section 3.3 hereof.

     SECTION 3.3.  Distribution of Payments After Loan Event of Default.

     (a) Except as otherwise provided in Section 3.4(b), all payments received and amounts (other than Excluded Amounts) realized by the Agent after a Loan Event of Default shall have occurred and be continuing, as well as all payments or amounts then held or thereafter received by the Agent as part of the Trust Estate while such Loan Event of Default shall be continuing, shall be distributed forthwith by the Agent in the following order of priority:

          first, so much of such payments or amounts as shall be required to reimburse the Agent or Trustee for any tax, expense or other loss incurred by the Agent or Trustee (to the extent not previously reimbursed and to the extent incurred in connection with its duties as the Agent or Trustee, respectively) and any unpaid ongoing fees of the Agent shall be distributed to the Agent;

          second, so much of such payments or amounts as shall be required to reimburse the then existing or prior Lenders (so long as the Loan Events of Default that have occurred and are continuing arise solely from a Lease Event of Default) for payments made by them to the Agent or Trustee pursuant to Section 7.7 (to the extent not previously reimbursed), and to pay such then existing or prior Lenders (so long as the Loan Events of Default that have occurred and are continuing arise solely from a Lease Event of Default) the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Participation Agreement, the Lease or this Loan Agreement, shall be distributed to each such Person, without priority of one over the other, in accordance with the amount of such payment or payments payable to each such Person;

          third, so much of such amount as shall be required to pay in full the aggregate unpaid principal amount of the Notes, together with any Additional Costs and the accrued but unpaid interest on the Notes to the date of distribution shall be distributed to the Lenders holding Notes, and in the case the amount so to be distributed shall be insufficient to pay in full as aforesaid, then, pro rata among such Lenders, without priority of one such Lender over the other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes;

          fourth, the balance, if any, of such payments or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Borrower.

     (b) During the occurrence and continuance of any Loan Event of Default, all amounts (other than Excluded Amounts) received or realized by the Agent and otherwise distributable pursuant to Section 3.1 or 3.2 shall be distributed as provided in Section 3.3(a).

     SECTION 3.4.  Other Payments.

     (a) Any payments received by the Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this
Article III shall be distributed forthwith by the Agent in the order of priority set forth in Section 3.1.

     (b) All payments received and amounts realized by the Agent under the Lease or otherwise with respect to the Equipment to the extent received or realized at any time after payment in full of the principal of and interest on all Loans, as well as any other amounts remaining as part of the Trust Estate after payment in full of the principal of and interest on (and any Additional Costs in respect of) all Loans issued hereunder, shall be distributed forthwith by the Agent in the order of priority set forth in Section 3.3(a) omitting clause "third" of such Section 3.3(a).

     (c) Except after a Loan Event of Default has occurred and is continuing, any payment received by the Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Article III shall be distributed forthwith by the Agent to the Person for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 3.5. Distribution of Excluded Amounts. All amounts constituting Excluded Amounts received by the Agent shall be distributed to the Person or Persons entitled thereto.

     SECTION 3.6. Guaranty Payments. Any payment received by the Agent from the Guarantor pursuant to the Guaranty shall be distributed forthwith or retained by the Trustee in the same manner and subject to the same conditions as provided in this Article III with respect to payments received by the Trustee in respect of the Borrower's obligation as to which such payment relates, all as if such payment had been made by the Borrower out of Rent received under the Lease.


                                ARTICLE IV

                           CONDITIONS PRECEDENT

     The agreement of each Lender to make the Loan requested to be made by it on the Advance Date is subject to the satisfaction on the Advance Date of the applicable conditions precedent set forth in Article III of the Participation Agreement.


                                 ARTICLE V

                   AFFIRMATIVE COVENANTS OF THE BORROWER

     SECTION 5.1. Performance by the Borrower. Subject to Section 2.8, so long as any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder, the Borrower will promptly pay all amounts payable by it under this Loan Agreement and the Notes in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement and the Notes.

     SECTION 5.2.  Waiver by the Borrower.

     (a) To the extent permitted by Applicable Laws, the Borrower is hereby deemed to have irrevocably waived:

          (i) the protection of any stay (automatic or otherwise) arising out of or in connection with any proceedings for the reorganization or liquidation of the Borrower under the Bankruptcy Code or otherwise of the exercise by the Lenders or the Agent of rights and remedies under the Operative Documents; and

          (ii) any right that the Borrower might otherwise have to enjoin, limit or restrict the good faith exercise of such rights and remedies.

     (b) To the extent permitted by Applicable Laws, the Lenders and the Agent are hereby expressly relieved from any obligation to comply with any such stay which might otherwise affect their exercise at any time of such rights and remedies.


                                ARTICLE VI

                     LOAN EVENTS OF DEFAULT; REMEDIES

     SECTION 6.1. Loan Events of Default. Each of the following events shall constitute a "Loan Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

          (a) the Borrower shall fail to pay any principal of or interest on any Note when due and such failure shall continue for a period of 3 Business Days; or

          (b) the failure by the Borrower in any material respect to timely perform any other covenant or condition herein or in any other Operative Document to which the Borrower is a party and such failure shall continue for a period of 30 days after written notice thereof to Borrower and the Lessee from the Agent; or

          (c) any representation or warranty by the Borrower in any Operative Document or in any certificate or document delivered thereunder shall have been incorrect in a material respect when made and shall remain material when discovered and if curable shall continue for a period of 30 days after written notice thereof to the Borrower and the Lenders from the Agent; or

          (d) the filing by the Borrower of any petition for dissolution or liquidation of the Borrower; or the commencement by the Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similar law for the relief of debtors, foreign or domestic, now or hereafter in effect; or the Borrower shall have consented to the entry of an order for relief in an involuntary case under any such law; or the failure of the Borrower generally to pay, or the admission by the Borrower in writing that it is unable to pay, its debts as such debts become due (within the meaning of the Bankruptcy Code); or the failure by the Borrower promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under the Operative Documents; or the appointment of or taking possession by a receiver, custodian or trustee (or other similar official) for the Borrower or any substantial part of its property; or a general assignment by the Borrower for the benefit of creditors; or the entry by the Borrower into an agreement of composition with its creditors; or the Borrower shall have taken any corporate action in furtherance of any of the foregoing; or the filing against the Borrower of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within 60 days of the date of the filing of the petition; or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against the Borrower which either (i) results in a finding or adjudication of insolvency of the Borrower or (ii) is not dismissed within 60 days of the date of the filing of such petition; or

          (e)  a Lease Event of Default shall occur and be continuing.

     SECTION 6.2.  Remedies.

          (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (d) of Section 6.1 or clauses (f) or (g) of Section 10.1 of the Lease, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable, and (ii) if such event is any other Loan Event of Default, upon the written instructions of the Required Lenders, the Agent shall, by notice of default to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable; provided that the sole remedies of the Agent upon the occurrence of a Loan Event of Default specified in clause (b), (c) (but only to the extent the representation was made in the Borrower's individual capacity) or (d) of Section 6.1 that does not also constitute a Lease Event of Default shall be to cause the Lenders to remove and replace the Borrower as the Trustee and to bring suit against Borrower for damages. Except as expressly provided above in this Article VI, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          (b) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, the Agent may, and upon the written instructions of the Required Lenders shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Operative Documents, the Lease and the Guaranty and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

          (c) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, the Agent may proceed to protect and enforce this Loan Agreement, the Notes, the other Operative Documents, the Lease and the Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Equipment, or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Laws.

          (d) The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Loan Event of Default or the exercise of remedies with respect thereto.

          (e) Except as expressly provided above, no remedy under this Section
6.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 6.2 or under the other Operative Documents or otherwise available at law or in equity. The exercise by Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by the Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of the Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

          (f) No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.


                                ARTICLE VII

                                   AGENT

     SECTION 7.1. Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 7.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Loan Agreement and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Loan Agreement or in any other Operative Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Operative Document, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

     SECTION 7.2. Delegation of Duties. Agent may execute any of its duties under this Loan Agreement or any other Operative Document by or through agents (including the Trust Company), employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     SECTION 7.3. Liability of Agent. None of the Agent-Related Persons shall
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Loan Agreement or any other Operative Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct or as otherwise provided in the Security Agreement), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Loan Agreement or in any other Operative Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Loan Agreement or any other Operative Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document, or for any failure of the Borrower or any other party to any Operative Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

     SECTION 7.4.  Reliance by Agent.

     (a) Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement or any other Operative Document in accordance with a request and any action taken upon consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     (b) Each Lender that has executed this Loan Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     SECTION 7.5. Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Loan Default or Loan Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent directly for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Lessee referring to this Loan Agreement, describing such Loan Default or Loan Event of Default and stating that such notice is a "notice of default". Agent will notify the Lenders of its receipt of any such notice. Agent shall take such action with respect to such Loan Default or Loan Event of Default as may be requested by the Required Lenders; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action regarding such Loan Default or Loan Event of Default as it shall deem advisable or in the best interest of the Lenders.

     SECTION 7.6. Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Parent, Lessee and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of any investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Parent, Lessee and its Subsidiaries, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Loan Agreement and to extend credit to the Borrower and the Lessee hereunder. Each Lender also represents that it will independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Lessee and Parent. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Lessee and Parent which may come into the possession of any of the Agent-Related Persons.

     SECTION 7.7. Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand any Agent-Related Person (to the extent not reimbursed by or on behalf of the Lessee and without limiting the obligation of the Lessee to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Loan Agreement, any other Operative Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of the Agent.

     SECTION 7.8. Agent in Individual Capacity. BA Leasing & Capital Corporation and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Parent, its Subsidiaries and Affiliates as though BA Leasing & Capital Corporation were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BA Leasing & Capital Corporation or its Affiliates may receive information regarding the Parent or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Parent or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BA Leasing & Capital Corporation shall have the same rights and powers under this Loan Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BA Leasing & Capital Corporation in its individual capacity.

     SECTION 7.9. Successor Agent. Agent may, and at the request of the Required Lenders shall, resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint an successor agent as provided for above.

     SECTION 7.10.  Withholding Tax.

     (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

          (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Loan Agreement;

          (ii) if such Lender claims that interest paid under this Loan Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Loan Agreement; and

          (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

     Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

     (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

     (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

     (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or deduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including attorney costs and the allocated cost of internal legal counsel services and all disbursements of internal counsel). The obligation of the Lenders under this subsection shall survive the payment of all obligations and the resignation or replacement of the Agent.

     SECTION 7.11.  Concerning the Trust Estate.

          (a) Agent accepts the agency applicable to it and agrees to cause the Trust Company (or its successor) to receive all payments and proceeds pursuant to the Operative Documents and disburse such payments or proceeds in accordance with the Operative Documents.

          (b) Upon discharge of the indebtedness secured by the Security Documents or security interest or Lien provided therein, Agent shall execute and deliver, at the Lessee's cost and expense, such satisfactions and terminations of said Liens as may be required. Upon satisfaction of the Lien or security interest provided for in any such instrument, such instrument shall be deemed withdrawn from the Collateral.

          (c) In the event that the Required Lenders shall notify Agent that an event of default under a security instrument has occurred, Agent shall take such action with respect thereto as the Required Lenders may require by written instructions, but Agent shall not be required to take any action not expressly set forth in such written instructions.

          (d) Agent shall not have any duty or obligation to manage, operate, control, use, sell, dispose of or otherwise deal with the Equipment or any other part of the Collateral or to otherwise take or refrain from taking any action under, or in connection with, the security instruments, except as expressly provided by the terms of this Loan Agreement or as expressly provided in written instructions from the Required Lenders received pursuant to the terms of Section 7.11(c) hereof.

          (e) Except in accordance with written instruction furnished pursuant to Section 7.11(c) hereof, and without limiting the generality of Section 7.11(d) hereof, the Agent shall have no duty (i) to see to any recording, filing or depositing of any security instrument or amendment thereof, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance,
(iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate or Collateral, (iv) to confirm or verify any notices or reports of the Lessee other than to furnish (to the extent not otherwise furnished) the Lenders with a copy of each notice or report furnished to the Agent by the Lessee pursuant to a security instrument or (v) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of the Lessee's covenants under any security instrument.

          (f) In accepting the agency hereby created, the Agent acts solely as Agent hereunder and not in its individual capacity, and all persons, other than the Lenders, having any claim against the Agent by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

          (g) The agency created hereby shall be terminated by notice given by the Agent to the Lenders at any time upon the final disposition of all Collateral and the final distribution by the Agent of all monies or other property or proceeds received pursuant to the Operative Documents in accordance with their terms.

     SECTION 7.12. Distribution and Receipt of Payments by Trust Company. Agent, for the benefit of the Lenders, hereby appoints the Trust Company as the agent of the Lenders for purposes of receiving proceeds of Advances, payments under the Lease and making distributions to the Lenders, Lessee and other Persons under this Loan Agreement. Agent may at any time by notice in writing terminate the Trust Company's appointment hereby as agent of collection and payment of the payments under the Lease, in which event Lessee, upon receipt of copy of such notice, shall pay any and all payments payable to Agent hereunder and under the other Operative Documents directly to Agent at the account set forth in Schedule III of the Participation Agreement

     SECTION 7.13. Lead Manager. The "lead manager" shall not have any right, power, obligation, liability, responsibility or duty under this Loan Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as "co-agent" or "lead manager" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Without limiting the foregoing, to the extent the Co-Agents make determinations pursuant to the terms of any Operative Document, the Co-Agents shall have the same rights afforded to the Agent under this
Article VII.


                               ARTICLE VIII

                               MISCELLANEOUS

     SECTION 8.1. Amendments and Waivers. Neither this Loan Agreement, any Note nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of the Participation Agreement.

     SECTION 8.2. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.3 of the Participation Agreement; provided, that any notice, request, demand or other communication to or upon Agent or the Lenders pursuant to Section 2.3 shall not be effective until received.

     SECTION 8.3.  Successors and Assigns; Transfers and Participations.

     (a) This Loan Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns.

     (b) Any transfer by a Lender of its Note or any sale by a Lender of any participating interest in the Loans evidenced by its Note shall comply with Sections 6.2, 6.3 and 6.4 of the Participation Agreement. Any Lender transferring its Note shall pay, or cause the transferee to pay, the costs and expenses (including reasonable counsel fees) incurred by the Agent in connection with such transfer.

     SECTION 8.4. Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties hereto shall be lodged with the Borrower and the Agent.

     SECTION 8.5. GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES HAVE BEEN DELIVERED IN, AND THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREUNDER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED, AND TO THE EXTENT THAT THE EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH GAMING LAWS.

     SECTION 8.6. Survival and Termination of Agreement. All covenants, agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and shall continue in full force and effect so long as any Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Notes is unpaid, at which time this Loan Agreement shall terminate, it being expressly understood that the obligations of the Borrower, as the case may be, to the Agent and each Lender under Article II and the obligations of the Lenders to the Agent under Section 7.7 shall survive the payment in full of the Notes.

     SECTION 8.7. Entire Agreement. This Loan Agreement sets forth the entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

     SECTION 8.8. Severability. Any provision of this Loan Agreement or of the Notes which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.


                         [Signature pages follow]




     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity, except as specifically provided herein, but solely as Trustee and as Borrower


                                  By: /s/ Greg A. Hawley
                                  Name: Greg A. Hawley
                                  Title: Trust Officer






                                  BA LEASING & CAPITAL CORPORATION, as Agent and as Lender


                                  By: /s/ Sara Fitch
                                  Name: Sara Fitch
                                  Title: Vice President





                                  BANK OF SCOTLAND, as Co-Agent and as Lender


                                  By: /s/ Catherine M. Oniffrey
                                     Name: Catherine M. Oniffrey
                                     Title: Vice President




                                  FIRST INTERSTATE BANK OF NEVADA, as Co-Agent and as Lender


                                  By: /s/ Steve Byrne
                                     Name: Steve Byrne
                                     Title: Vice President



                                  SOCIETE GENERALE, as Co-Agent and as Lender


                                  By: /s/ Donald L. Schubert
                                     Name: Donald L. Schubert
                                     Title: Vice President



                                  CREDIT LYONNAIS, LOS ANGELES BRANCH, as Lead
                                  Manager and as Lender


                                  By: /s/ Thierry Vincent
                                     Name: Thierry Vincent
                                     Title: Vice President



                                  THE CIT GROUP/EQUIPMENT FINANCING INC.,
                                  as Lender


                                  By: /s/ John H. Beville
                                     Name: John H. Beville
                                     Title: Senior Vice President



                                  UNITED STATES NATIONAL BANK OF OREGON,
                                  as Lender


                                  By: /s/ Dale Parshall
                                     Name: Dale Parshall
                                     Title: Assistant Vice President



                                  BANK OF BOSTON, as Lender


                                  By: /s/ David B. Herter
                                     Name: David B. Herter
                                     Title: Director



                                  IMPERIAL BANK, as Lender


                                  By: /s/ Steven K. Johnson
                                     Name: Steven K. Johnson
                                     Title: Senior Vice President



                                  TRUSTMARK NATIONAL BANK, as Lender


                                  By: /s/ John W. Ray, Jr.
                                     Name: John W. Ray, Jr.
                                     Title: Vice President



                                  FIRST SECURITY BANK OF UTAH, N.A., as
                                  Lender


                                  By: /s/ David P. Williams
                                     Name: David P. Williams
                                     Title: Vice President



                              SCHEDULE I
                                  TO
                            LOAN AGREEMENT

                               LENDERS


Lenders                          Commitment                 Commitment
- -------                          ----------                 Percentage
                                                            -----------
BA Leasing & Capital             $5,664,508                 15.10535467
Corporation

Bank of Scotland                  5,664,508                 15.10535467

Societe Generale                  4,531,607                 12.08428533

First Interstate Bank             4,531,607                 12.08428533
of Nevada

The CIT                           3,398,705                  9.06321333
Group/Equipment
 Financing Inc.

Credit Lyonnais,                  3,398,705                  9.06321333
 Los Angeles Branch

United States                     2,265,804                  6.04214400
 National Bank of Oregon

Bank of Boston                    2,265,804                  6.04214400

Imperial Bank                     2,265,804                  6.04214400

Trustmark National                2,380,046                  6.34678933
Bank

First Security Bank               1,132,902                  3.02107200
of Utah, N.A.
                                  ---------                  ----------
TOTAL (Lenders)                  $37,500,000                  100.00%




                                    EXHIBIT A
                                TO LOAN AGREEMENT

                                  FORM OF NOTE

                                   NOTE NO. __
U.S. $____________

                                              Dated as of ________________, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of [NAME OF LENDER], (the "Lender"), the principal sum of $_________ United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of ___________, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                       [signature page follows]





     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                              FIRST SECURITY TRUST COMPANY OF NEVADA,
                              not in its individual capacity but
                              solely as Trustee, as Borrower



                              By: _______________________________
                                   Name:
                                   Title:




                              GRID ATTACHED TO NOTE
                        DATED AS OF ____________, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                 PAYABLE TO THE ORDER OF [INSERT LENDER'S NAME]

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.



                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------






                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                          DATED _____________, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                 PAYABLE TO THE ORDER OF [INSERT LENDER'S NAME]


                                         Principal
Date                                  Repayment Amount
- ----                                  ----------------